UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2024, Plug Power Inc., a Delaware corporation (the “Company”), issued a press release regarding its financial results for the first quarter ended March 31, 2024. A copy of the press release is furnished herewith as Exhibit 99.1. The Company will be hosting a conference call at 8:30 a.m. Eastern Time regarding its financial results for the first quarter ended March 31, 2024. The conference call will be available through the Company's website at www.plugpower.com. A copy of the presentation that will be made available in connection with the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information included in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall this item, Exhibit 99.1 or Exhibit 99.2 be incorporated by reference into the Company’s filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press Release of Plug Power Inc., dated May 9, 2024.
99.2	Presentation of Plug Power Inc., dated May 9, 2024.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: May 9, 2024	By:	/s/ Paul Middleton
Name: Paul Middleton
Title: Chief Financial Officer